10.10(e)
FIRST AMENDMENT TO
SUBLEASE AGREEMENT
     THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (the “First Amendment”) is made and entered into effective as of July 1, 2003 by and between GREENVILLE RIVERBOAT, LLC, a Mississippi limited liability company (“Lessor”) and SARGASSO CORPORATION, a Kentucky corporation (“Lessee”). Lessor and Lessee are sometimes hereafter collectively referred to as the “Parties,” and “Party” shall mean either of them.
     WHEREAS, on or about June 2 6, 1996, the Parties entered into that Sublease Agreement (the “Sublease”); and
     WHEREAS, the Parties desire to amend the Sublease in accordance with the terms of this First Amendment.
     NOW, THEREFORE, for and in consideration of the mutual promises, agreements, covenants, representations and warranties of toe Parties contained herein and in the Lease, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Sublease is hereby amended as follows:
     1. Defined Terms. Except as otherwise set forth herein, all defined terms used in this First Amendment (which are capitalized for identification) shall have the meaning assigned to them in the Sublease.
     2. Term. Section 2 of the Sublease is hereby amended as
(a); The following is added to the end of sub-section 2(a) : “Notwithstanding the above, Lessee agrees that the Sublease shall be terminated simultaneously with the termination of the Master Lease.”
(b) Sub-section (b) is deleted in its entirety.
     3. Rent. Section 3 of the Sublease is hereby amended by deleting sub-section (b) in its entirety.
     4. Improvements. Section 4 of the Sublease is hereby amended and restated as follows:
     4. Improvements . The Lessee may, at its own expense, construct improvements on the Premises consistent with Section
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5 of the Sublease (the “Improvements”) . Lessor irrevocably grants to Lessee the unrestricted right to adequate unobstructed means of ingress and egress over and across the Remainder Parcel and the Access Routes for purposes of such construction, including storage for construction materials. Upon the expiration or termination of this Sublease, all Improvements (including but not limited to site improvements, buildings, permanently installed equipment and “Fixtures”) shall become the property of Lessor. For purposes of this Sublease, “Fixtures” shall include permanently installed equipment such as sinks, light fixtures and chandeliers, bars, dishwashers, stoves, grills, ovens,, broilers, fryers, vent hoods, fire extinguisher systems, coolers, refrigerators, freezers, warmers, counters and cabinets, ice makers, built-in booths, and waste disposals; sewage disposal systems; electrical systems (including but not limited to generators); heating, air conditioning and ventilation systems; plumbing systems; telephone systems (excluding the actual telephones). Lessor acknowledges that under the terms of the Master Lease, all of such Improvements and Fixtures shall remain with the Entire Property and shall become the property of the Master Lessor upon termination of the Master Lease. Lessor agrees that Lessee shall have the right to remove its movable personal property (that is not attached to any of the improvements and that is not included within the definition of “Fixtures” as set forth above), and furniture and furnishings, to the extent Lessee desires to remove such items and to the extent that such items can be removed without causing structural damage or alterations to the remaining improvements on the Premises or to the Premises. Upon removal of any such personal property, Lessee shall properly repair any and all damage to the Premises (and the remaining improvements located thereon) caused by the removal. Notwithstanding anything contained herein to the contrary, Lessee agrees that it shall net remove any buildings, barges, bridges (or any components thereof) or improvements or Fixtures located in the area cross-hatched on Exhibit “A” hereto, the terms of which are incorporated herein by reference.
     5. Termination of Master Lease. Notwithstanding any provision of the Sublease to the contrary, the Parties agree that m the event the Master Lease is terminated for any reason, then the Sublease (and any renewal or extension thereof) shall be terminated simultaneously with the termination of the Master Lease.
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     6. Extension of Sublease. Lessor acknowledges that by execution of this First Amendment, Lessee has exercised its right no renew the Lease for another five (5) year period beginning on July 1, 2004.
     7. Notice. Section 17 of the Sublease is hereby amended and restated in its entirety as follows:
     Section 17. Notice. Any notice or request to be given or furnished under the Sublease by either Party to the other Party shall be in writing and shall be delivered personally or sent via facsimile transmission or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the addresses or facsimile numbers listed below. A notice or request shall be deemed to be given (i) when delivered personally, (ii) when sent by facsimile transmission, or (iii) when sent by certified mail or overnight. delivery service at the time of delivery as indicated on the duly completed U. S. Postal Service return receipt or at the time of package pickup as indicated on the records of or certificates provided by the overnight delivery service.
If to Lessor, to:
Wimar Tahoe Corporation, Manager
Greenville Riverboat, LLC
2 07 Grandview Drive
Ft. Mitchell, KY 41017
Attn: William J. Yung, President
Facsimile: 859-578-1190
If to Lessee, to:
Sargasso Corporation
207 Grandview Drive
Ft. Mitchell, KY 41017
Attn: William J. Yung, President
Facsimile: 859-578-1190
— Remainder of Page Intentionally Left Blank —
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SARGASSO CORPORATION, A Kentucky corporation, LESSEE
By:	/s/ William J. Yung
	Name:	William J. Yung
	Title:	President

GREENVILLE MARINE CORPORATION, a Mississippi corporation and the Master Lessor, executes this First Amendment for purposes of acknowledging, consenting and agreeing to the amendments of the Sublease as set forth above.

GREENVILLE MARINE CORPORATION, a Mississippi corporation
By:	/s/ D. John Nichols
D. John Nichols, President

August 8, 2003 (7:19 am)

STATE OF Kentucky
COUNTY OF Kenton
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 11th day of August, 2003, within my jurisdiction, the within named William J. Yung, who acknowledged that he is President of Wimar Tahoe Corporation, a Nevada corporation, the sole Manager of Greenville Riverboat, LLC, a Mississippi limited liability company, and that for and on behalf of said limited liability company and as its act and deed, he executed the foregoing instrument after having first been duly authorized so to do.

/s/ Illegible
Notary Public
My commission expires:

_______________________
STATE OF Kentucky
COUNTY OF Kenton
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 11th day August, 2003, within my jurisdiction, the within named William J. Yung, III, who acknowledged that he is the President of Sargasso Corporation, a Kentucky corporation, and that for and on behalf of said corporation and as its act and deed, he executed the foregoing instrument after having first been duly authorized so to do.

/s/ Illegible
Notary Public
My commission expires:

August 8, 2003 (7:19 am)

STATE OF MISSISSIPPI
COUNTY OF WASHINGTON
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 8 day of August, 2003, within my jurisdiction, the within named D. John Nichols, who acknowledged that he is President of Greenville Marine Corporation, a Mississippi corporation, and that for and on behalf of said corporation and as its act and deed, he executed the foregoing instrument after having first been duly authorized so to do.

/s/ Illegible
Notary Public
My commission expires:
11/21/03
August 8, 2003 (7:19 am)

LAKE
FERGUSON
ROAD
PEDESTRIAN BRIDGE
SERVICE BRIDGE
CONCRETE RETAINING WALL
ENTRY FEATURE
BASELINE